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                                                                   EXHIBIT 23.1


                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 23, 1998, incorporated by reference in Tower Automotive, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                      ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
September 3, 1998